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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of report (Date of earliest event reported): September 14, 2007

                           GRANITE MASTER ISSUER PLC
            (Exact name of registrant as specified in its charter)
                               England and Wales
                (State or other jurisdiction of incorporation)
                                  333-141533
                           (Commission File Number)
                                Not applicable
                       (IRS Employer Identification No.)
                                  Fifth Floor
                                100 Wood Street
                           London EC2V 7EX, England
                   (Address of principal executive offices)
                              +44 (0)20 7606 0643
             (Registrant's telephone number, including area code)

                       GRANITE FINANCE TRUSTEES LIMITED
            (Exact name of registrant as specified in its charter)
                            Jersey, Channel Islands
                (State or other jurisdiction of incorporation)
                                 333-141533-02
                           (Commission File Number)
                                Not applicable
                       (IRS Employer Identification No.)
                              22 Grenville Street
                  St. Helier, Jersey JE4 8PX, Channel Islands
                   (Address of principal executive offices)
                              +44 (0)1534 609 333
             (Registrant's telephone number, including area code)

                       GRANITE FINANCE FUNDING 2 LIMITED
            (Exact name of registrant as specified in its charter)
                               England and Wales
                (State or other jurisdiction of incorporation)
                                 333-141533-01
                           (Commission File Number)
                                Not applicable
                       (IRS Employer Identification No.)
                                  Fifth Floor
                                100 Wood Street
                           London EC2V 7EX, England
                   (Address of principal executive offices)
                              +44 (0)20 7606 0643
             (Registrant's telephone number, including area code)

                               NORTHERN ROCK PLC
              (Exact name of sponsor as specified in its charter)
                               England and Wales
                (State or other jurisdiction of incorporation)
                                Not applicable
                           (Commission File Number)
                                Not applicable
                       (IRS Employer Identification No.)
                              Northern Rock House
                Gosforth, Newcastle upon Tyne NE3 4PL, England
                   (Address of principal executive offices)
                              +44 (0)191 285 7191
               (Sponsor's telephone number, including area code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

         As announced in a London Stock Exchange Announcement dated September 14, 2007, the Bank of England has extended a standby liquidity support facility to Northern Rock plc ("Northern Rock"), the sponsor of the Granite Master Issuer plc securitization program. The liquidity support facility is intended to help Northern Rock to continue to fund its operations during the current period of turbulence in the global credit markets. Pursuant to the agreement with the Bank of England, Northern Rock may raise funds either by borrowing on a secured basis from the Bank of England or by entering into repurchase facilities with the Bank of England.

         On September 14, 2007, Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's") and Fitch Ratings Limited ("Fitch") each downgraded Northern Rock's long-term credit ratings from "A+" to "A". On September 17, 2007 and September 19, 2007, respectively, Fitch and Standard & Poor's further downgraded Northern Rock's long-term credit rating from "A" to "A-". The downgrade to "A-" by Fitch constitutes a trigger event under the Funding 2 basis rate swaps entered into in connection with the Granite program, under which Northern Rock acts as Funding 2 basis rate swap provider. For a description of the potential consequences of this trigger event, please see the section entitled "The swap agreements - The Funding 2 basis rate swaps" in the prospectus of Granite Master Issuer plc (the "Company") dated May 17, 2007 and the Funding 2 Basis Rate Swap, which was filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company's Form 8-K dated May 23, 2007. Northern Rock has indicated that it does not currently propose to take any further action following the trigger event, due to the liquidity provided by the standby liquidity arrangements it has recently agreed with the Bank of England, as described in the preceding paragraph. Fitch has stated that it considers these standby liquidity arrangements of sufficient strength and form as to satisfy the substance of their criteria and does not currently propose to take any negative rating action with respect to any notes issued by Granite Master Issuer plc (the "Company"). Additionally, Moody's Investors Services Limited ("Moody's") has placed its "Aa3" long-term rating of Northern Rock on review "direction uncertain." The short-term credit ratings of Northern Rock remain at A-1 by Standard & Poor's, F1 by Fitch and P-1 by Moody's.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.


Date:    September 20, 2007
                                        GRANITE MASTER ISSUER PLC


                                        By:     L.D.C. Securitisation Director
                                                No. 1 Limited
                                        By:     /S/ S TYSON
                                        Name:   Sharon Tyson
                                        Title:  Director



Date:    September 20, 2007
                                        GRANITE FINANCE FUNDING 2 LIMITED


                                        By:     L.D.C. Securitisation Director
                                                No. 1 Limited
                                        By:     /S/ S TYSON
                                        Name:   Sharon Tyson
                                        Title:  Director

Date:    September 20, 2007
                                        GRANITE FINANCE TRUSTEES LIMITED


                                        By:     /S/ DANIEL LE BLANCQ
                                        Name:   Daniel Le Blancq
                                        Title:  Director